UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-05652

Dreyfus Municipal Income, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

John Pak, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	9/30
Date of reporting period:	03/31/2014

FORM N-CSR

Item 1.       Reports to Stockholders.

Dreyfus
Municipal Income, Inc.

SEMIANNUAL REPORT March 31, 2014

Dreyfus Municipal Income, Inc.

Protecting Your Privacy
Our Pledge to You

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the Fund’s policies and practices for collecting, disclosing, and safeguarding “nonpublic personal information,” which may include financial or other customer information.These policies apply to individuals who purchase Fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the Fund’s consumer privacy policy, and may be amended at any time. We’ll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The Fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The Fund’s agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT.

The Fund collects a variety of nonpublic personal information, which may include:

  Information we receive from you, such as your name, address, and social security number.

  Information about your transactions with us, such as the purchase or sale of Fund shares.

  Information we receive from agents and service providers, such as proxy voting information.

THE FUND DOES NOT SHARE NONPUBLIC
PERSONAL INFORMATION WITH ANYONE, EXCEPT
AS PERMITTED BY LAW.

Thank you for this opportunity to serve you.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Statement of Investments
18	Statement of Assets and Liabilities
19	Statement of Operations
20	Statement of Cash Flows
21	Statement of Changes in Net Assets
22	Financial Highlights
24	Notes to Financial Statements
37	Officers and Directors
FOR MORE INFORMATION
Back Cover

Dreyfus
Municipal Income, Inc.

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

This semiannual report for Dreyfus Municipal Income, Inc. covers the six-month period from October 1, 2013, through March 31, 2014. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Municipal bonds generally stabilized over the past six months in the wake of previously heightened volatility, enabling them to post positive total returns, on average, for the reporting period. Investors generally took the Federal Reserve Board’s gradual shift to a more moderately accommodative monetary policy in stride, investor demand rebounded while the supply of newly issued securities ebbed, and most states and municipalities saw improved credit conditions in the recovering U.S. economy.

We remain cautiously optimistic regarding the municipal bond market’s prospects over the months ahead. We expect the domestic economy to continue to strengthen over the next year, which could support higher tax revenues for most states and municipalities. We also anticipate rising demand for a limited supply of securities as more income-oriented investors seek the tax advantages of municipal bonds. However, municipal bonds could prove sensitive to rising long-term interest rates as the economic recovery gains additional traction.As always, we encourage you to discuss our observations with your financial advisor to assess their potential impact on your investments.

Thank you for your continued confidence and support.

J. Charles Cardona
President
The Dreyfus Corporation
April 15, 2014

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2013, through March 31, 2014, as provided by Daniel Barton and Steven Harvey, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended March 31, 2014, Dreyfus Municipal Income, Inc. achieved a total return of 7.58% on a net-asset-value basis.1 Over the same period, the fund provided aggregate income dividends of $0.3150 per share, which reflects an annualized distribution rate of 6.98%.2

Despite heightened volatility early in the reporting period, municipal bonds fared relatively well as investor demand rebounded, the supply of newly issued municipal securities declined, and credit conditions generally improved. The fund’s emphasis on longer term and lower rated securities contributed to the positive performance.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital from a portfolio that, under normal market conditions, invests at least 80% of the value of its net assets in municipal obligations. Under normal market conditions, the fund invests in municipal obligations which, at the time of purchase, are rated investment grade or the unrated equivalent as determined by The Dreyfus Corporation (“Dreyfus”) in the case of bonds, and rated in the two highest rating categories or the unrated equivalent as determined by Dreyfus in the case of short-term obligations having, or deemed to have, maturities of less than one year.

To this end, we have constructed a portfolio derived from seeking income opportunities through analysis of each bond’s structure, including paying close attention to each bond’s yield, maturity and early redemption features. Over time, many of the fund’s relatively higher yielding bonds mature or are redeemed by their issuers, and we generally attempt to replace those bonds with investments consistent with the fund’s investment policies, albeit with yields that reflect the then-current interest-rate environment.When making new investments, we focus on identifying undervalued sectors and securities, and we minimize the use of

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

interest rate forecasting.We use fundamental analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies in the municipal bond market.

Municipal Bonds Rebounded from Earlier Weakness

After struggling with rising long-term interest rates in a recovering U.S. economy, municipal bonds stabilized over the fourth quarter of 2013, and the first three months of 2014 witnessed a market recovery. Uncertainty regarding changes in U.S. monetary policy was largely resolved in December when the Federal Reserve Board (the “Fed”) began to taper its quantitative easing program, helping buoy investor demand for fixed-income securities. Demand was particularly robust for higher yielding securities when investors sought to reinvest interest payments in municipal bonds with higher coupon rates. Demand from nontraditional investors, such as banks, also proved strong. Meanwhile, the supply of newly issued municipal bonds declined due to less refinancing activity in the rising interest rate environment.

The economic rebound resulted in better underlying credit conditions for most issuers, as improving tax revenues and reduced spending enabled many states to balance their budgets and replenish reserves. However, credit concerns lingered with regard to the fiscal problems of two major issuers: the City of Detroit filed for bankruptcy protection during the summer of 2013, and in September, municipal bonds issued by Puerto Rico lost value after media reports detailed the U.S. territory’s economic challenges.The fund’s holdings in Detroit’s water and sewer revenue bonds detracted from returns.Additionally, positions in general obligation and revenue bonds in Puerto Rico were negative for relative results.

BBB-Rated Securities Boosted Relative Performance

The fund’s strong relative performance during the reporting period was fueled in part by an overweighted position in BBB-rated municipal bonds. Credits at the lower end of the investment-grade range rebounded sharply as investor confidence returned to the municipal bond market, and the fund received especially favorable results from bonds backed by revenues from hospitals, industrial business districts, and the states’ settlement of litigation with U.S. tobacco companies.The fund also benefited from a longer average duration, as a focus on longer maturities enabled it to participate more fully in gains at the longer end of the maturity spectrum.

The fund’s leveraging strategy magnified the positive impact of these strategies. During the reporting period, we replaced some of the auction-rate preferred securities issued to fund our leveraging strategy with tender option bonds.

Although disappointments proved relatively mild, even light exposure to Puerto Rico bonds weighed on relative performance. Higher quality essential-services revenue bonds also lagged market averages.

Staying Focused on Income

We believe that recently improved market trends have been driven, in part, by investors returning their focus to market and issuer fundamentals now that the Fed is tapering its quantitative easing program, and we expect this positive trend to continue. However, we remain watchful for stronger-than-expected economic data, which could drive longer term interest rates higher and cause yield differences to widen along the market’s maturity spectrum. In the meantime, we have continued to emphasize income-oriented municipal bonds, including those with lower investment-grade credit ratings and longer maturities.

April 15, 2014

Bond funds are subject generally to interest rate, credit, liquidity, and market risks, to varying degrees. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines. High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.

1 Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share. Past performance is no guarantee of future results. Market price per share, net asset value per share, and investment return fluctuate. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.
2 Annualized distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the market price per share at the end of the period, adjusted for any capital gain distributions.

The Fund 5

STATEMENT OF INVESTMENTS
March 31, 2014 (Unaudited)

Long-Term Municipal	Coupon	Maturity	Principal
Investments—150.4%	Rate (%)	Date	Amount ($)		Value ($)
Arizona—8.5%
Barclays Capital Municipal Trust
Receipts (Series 21 W) Recourse
(Salt River Project Agricultural
Improvement and Power
District, Salt River Project
Electric System Revenue)	5.00	1/1/38	9,998,763	[a,b]	10,747,463
Pima County Industrial Development
Authority, Education Revenue
(American Charter Schools
Foundation Project)	5.63	7/1/38	2,000,000	[c]	1,716,140
Pima County Industrial Development
Authority, IDR (Tucson
Electric Power Company Project)	5.75	9/1/29	1,000,000		1,020,580
Pinal County Electrical District
Number 4, Electric
System Revenue	6.00	12/1/38	2,300,000		2,406,168
Salt Verde Financial Corporation,
Senior Gas Revenue	5.00	12/1/37	490,000		518,052
California—23.8%
California,
GO (Various Purpose)	5.75	4/1/31	3,950,000		4,570,980
California,
GO (Various Purpose)	6.00	3/1/33	1,250,000		1,490,338
California,
GO (Various Purpose)	6.50	4/1/33	3,000,000		3,660,870
California,
GO (Various Purpose)	6.00	11/1/35	2,500,000		2,951,125
California Municipal Finance
Authority, Revenue
(Southwestern Law School)	6.50	11/1/41	750,000	[c]	855,518
Chula Vista,
IDR (San Diego Gas and
Electric Company)	5.88	2/15/34	2,000,000		2,282,400
JPMorgan Chase Putters/Drivers
Trust (Series 3869) Non-recourse
(Los Angeles Department of
Airports, Senior Revenue (Los
Angeles International Airport))	5.25	5/15/18	10,000,000	[a,b]	11,330,700

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
California (continued)
JPMorgan Chase Putters/Drivers
Trust (Series 4414) Non-recourse
(Los Angeles Department of
Airports, Senior Revenue (Los
Angeles International Airport))	5.00	5/15/21	4,000,000	[a,b]	4,226,280
JPMorgan Chase Putters/Drivers
Trust (Series 4421) Non-recourse
(The Regents of the University of
California, General Revenue)	5.00	5/15/21	3,750,000	[a,b,c]	4,110,675
Sacramento County,
Airport System Subordinate
and Passenger Facility
Charges Grant Revenue	6.00	7/1/35	2,250,000		2,552,918
Santa Ana Community Redevelopment
Agency, Tax Allocation Revenue
(Merged Project Area)	6.75	9/1/28	3,000,000		3,539,730
Tobacco Securitization Authority
of Southern California, Tobacco
Settlement Asset-Backed Bonds
(San Diego County Tobacco Asset
Securitization Corporation)	5.00	6/1/37	3,500,000		2,673,335
Tuolumne Wind Project Authority,
Revenue (Tuolumne
Company Project)	5.88	1/1/29	1,500,000		1,725,705
Colorado—6.5%
Colorado Educational and Cultural
Facilities Authority, Charter
School Revenue (American
Academy Project)	8.00	12/1/40	1,500,000	[c]	1,720,080
E-470 Public Highway Authority,
Senior Revenue	5.25	9/1/25	1,000,000		1,071,260
E-470 Public Highway Authority,
Senior Revenue	5.38	9/1/26	1,000,000		1,074,760
JPMorgan Chase Putters/Drivers
Trust (Series 4386) Non-recourse
(Board of Governors of the
Colorado State University,
System Enterprise Revenue)	5.00	3/1/20	2,550,000	[a,b,c]	2,738,496

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Colorado (continued)
RIB Floater Trust (Barclays Bank
PLC) (Series 25 U-1) Recourse
(Colorado Springs, Utilities
System Improvement Revenue)	5.00	11/15/43	4,000,000	[a,b]	4,338,020
University of Colorado Regents,
University Enterprise Revenue	5.38	6/1/38	1,500,000	[c]	1,689,870
District of Columbia—4.0%
RIB Floater Trust (Barclays Bank
PLC) (Series 15 U) Recourse
(District of Columbia, Income
Tax Secured Revenue)	5.00	12/1/35	6,999,163	[a,b]	7,692,688
Florida—7.6%
Davie,
Educational Facilities Revenue
(Nova Southeastern
University Project)	5.63	4/1/43	1,000,000	[c]	1,044,490
Greater Orlando Aviation
Authority, Airport
Facilities Revenue	6.25	10/1/20	3,980,000		4,761,115
Mid-Bay Bridge Authority,
Springing Lien Revenue	7.25	10/1/34	2,500,000		2,849,900
Palm Beach County Health
Facilities Authority, Revenue
(The Waterford Project)	5.88	11/15/37	2,400,000		2,437,272
Saint Johns County Industrial
Development Authority, Revenue
(Presbyterian Retirement
Communities Project)	5.88	8/1/40	2,500,000		2,632,550
South Lake County Hospital
District, Revenue (South Lake
Hospital, Inc.)	6.25	4/1/39	1,000,000		1,082,690
Georgia—1.8%
Atlanta,
Water and Wastewater Revenue	6.00	11/1/28	3,000,000		3,562,800
Hawaii—1.4%
Hawaii Department of Budget
and Finance, Special
Purpose Revenue (Hawaiian
Electric Company, Inc.
and Subsidiary Projects)	6.50	7/1/39	2,400,000		2,631,408

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Illinois—5.6%
Chicago,
General Airport Third Lien
Revenue (Chicago O’Hare
International Airport)	5.63	1/1/35	1,000,000		1,080,190
Chicago,
GO	5.00	1/1/24	1,000,000		1,073,250
Chicago,
GO (Project and
Refunding Series)	5.00	1/1/36	1,500,000		1,487,115
Illinois,
GO	5.00	8/1/24	1,000,000		1,098,590
JPMorgan Chase Putters/Drivers
Trust (Series 4360) Non-recourse
(Greater Chicago Metropolitan
Water Reclamation District, GO
Capital Improvement Bonds)	5.00	12/1/19	2,500,000	[a,b]	2,691,750
Railsplitter Tobacco Settlement
Authority, Tobacco
Settlement Revenue	6.00	6/1/28	2,000,000		2,300,040
University of Illinois Board of
Trustees, Auxiliary Facilities
System Revenue	5.13	4/1/36	1,000,000	[c]	1,061,510
Iowa—1.3%
Iowa Student Loan Liquidity
Corporation, Student
Loan Revenue	5.75	12/1/28	2,480,000	[c]	2,570,694
Louisiana—.6%
Louisiana Public Facilities
Authority, Revenue (CHRISTUS
Health Obligated Group)	6.13	7/1/29	1,000,000		1,098,660
Maine—.7%
Maine Health and Higher
Educational Facilities Authority,
Revenue (MaineGeneral Medical
Center Issue)	7.50	7/1/32	1,250,000		1,421,675
Maryland—3.2%
JPMorgan Chase Putters/Drivers
Trust (Series 4422) Non-recourse
(Mayor and City Council of Baltimore,
Project Revenue (Water Projects))	5.00	7/1/21	2,000,000	[a,b]	2,174,350

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Maryland (continued)
Maryland Economic Development
Corporation, EDR (Transportation
Facilities Project)	5.75	6/1/35	1,000,000		1,035,170
Maryland Economic Development
Corporation, PCR (Potomac
Electric Project)	6.20	9/1/22	2,500,000		2,930,100
Massachusetts—11.1%
Barclays Capital Municipal Trust
Receipts (Series 15 W) Recourse
(Massachusetts Health and
Educational Facilities Authority,
Revenue (Massachusetts Institute
of Technology Issue))	5.00	7/1/38	10,000,000	[a,b,c]	10,984,000
JPMorgan Chase Putters/Drivers
Trust (Series 4395) Non-recourse
(University of Massachusetts
Building Authority, Project
and Refunding Revenue)	5.00	5/1/21	3,698,335	[a,b,c]	3,987,786
Massachusetts Development Finance
Agency, Revenue (Tufts Medical
Center Issue)	7.25	1/1/32	1,500,000		1,783,815
Massachusetts Educational
Financing Authority, Education
Loan Revenue (Issue K)	5.25	7/1/29	2,500,000	[c]	2,530,675
Massachusetts Health and
Educational Facilities
Authority, Revenue
(Suffolk University Issue)	6.25	7/1/30	2,000,000	[c]	2,244,740
Michigan—7.7%
Detroit,
Sewage Disposal System Senior
Lien Revenue (Insured; Assured
Guaranty Municipal Corp.)	7.50	7/1/33	2,140,000		2,280,470
Detroit,
Water Supply System Senior
Lien Revenue	5.00	7/1/31	1,500,000		1,433,895

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Michigan (continued)
Detroit,
Water Supply System Senior
Lien Revenue	5.00	7/1/36	3,000,000	2,799,450
Michigan Hospital Finance
Authority, HR (Henry Ford
Health System)	5.00	11/15/38	1,515,000	1,506,425
Michigan Strategic Fund,
SWDR (Genesee Power
Station Project)	7.50	1/1/21	3,085,000	2,906,132
Royal Oak Hospital Finance
Authority, HR (William Beaumont
Hospital Obligated Group)	8.00	9/1/29	2,500,000	3,032,025
Wayne County Airport Authority,
Airport Revenue (Detroit
Metropolitan Wayne
County Airport) (Insured;
National Public Finance
Guarantee Corp.)	5.00	12/1/34	1,000,000	1,002,230
Minnesota—1.9%
Minneapolis,
Health Care System Revenue
(Fairview Health Services)	6.75	11/15/32	3,000,000	3,509,940
Minnesota Agricultural and
Economic Development
Board, Health Care
System Revenue (Fairview
Health Care Systems)	6.38	11/15/29	80,000	80,356
Mississippi—2.9%
Mississippi Business Finance
Corporation, PCR (System
Energy Resources, Inc. Project)	5.88	4/1/22	3,500,000	3,500,840
Warren County,
Gulf Opportunity Zone
Revenue (International Paper
Company Project)	5.38	12/1/35	2,000,000	2,075,500

The Fund 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New Jersey—4.4%
New Jersey Economic Development
Authority, Water Facilities
Revenue (New Jersey—American
Water Company, Inc. Project)	5.70	10/1/39	2,000,000		2,155,840
New Jersey Higher Education
Student Assistance Authority,
Senior Student Loan Revenue	5.00	12/1/18	1,500,000	[c]	1,662,735
New Jersey Higher Education
Student Assistance Authority,
Student Loan Revenue (Insured;
Assured Guaranty Corp.)	6.13	6/1/30	2,500,000	[c]	2,665,800
Tobacco Settlement Financing
Corporation of New Jersey,
Tobacco Settlement
Asset-Backed Bonds	5.00	6/1/29	2,500,000		2,122,200
New Mexico—1.7%
Farmington,
PCR (Public Service Company of
New Mexico San Juan Project)	5.90	6/1/40	3,000,000		3,198,840
New York—11.4%
Barclays Capital Municipal Trust
Receipts (Series 11 B) Recourse
(New York City Transitional
Finance Authority, Future Tax
Secured Revenue)	5.00	5/1/30	7,996,797	[a,b]	8,958,797
New York City Educational
Construction Fund, Revenue	6.50	4/1/28	1,500,000	[c]	1,872,735
New York City Industrial
Development Agency, PILOT
Revenue (Yankee Stadium
Project) (Insured; Assured
Guaranty Corp.)	7.00	3/1/49	1,435,000		1,676,740
Port Authority of New York and
New Jersey, Special Project
Bonds (JFK International Air
Terminal LLC Project)	6.00	12/1/36	1,500,000		1,647,255
RIB Floater Trust (Barclays Bank
PLC) (Series 16 U) Recourse
(New York City Municipal Water
Finance Authority, Water and
Sewer System Second General
Resolution Revenue	5.00	6/15/44	7,400,000	[a,b]	7,838,302

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
North Carolina—2.7%
Barclays Capital Municipal Trust
Receipts (Series 31 W) Recourse
(North Carolina Medical Care
Commission, Health Care
Facilities Revenue (Duke
University Health System))	5.00	6/1/42	5,000,000	[a,b]	5,233,000
Ohio—1.1%
Butler County,
Hospital Facilities Revenue
(UC Health)	5.50	11/1/40	1,500,000		1,550,055
Ohio Air Quality Development Authority,
Air Quality Revenue (Ohio Valley
Electric Corporation Project)	5.63	10/1/19	600,000		667,242
Pennsylvania—2.6%
Clairton Municipal Authority,
Sewer Revenue	5.00	12/1/42	1,000,000		1,001,670
JPMorgan Chase Putters/Drivers
Trust (Series 3916) Non-recourse
(Geisinger Authority, Health System
Revenue (Geisinger Health System))	5.13	6/1/35	2,000,000	[a,b]	2,106,400
Philadelphia,
GO	6.50	8/1/41	1,750,000		1,968,050
Rhode Island—1.0%
Tobacco Settlement Financing
Corporation of Rhode Island,
Tobacco Settlement
Asset-Backed Bonds	6.13	6/1/32	2,000,000		1,999,840
South Carolina—6.9%
JPMorgan Chase Putters/Drivers
Trust (Series 4379) Non-recourse
(South Carolina Public
Service Authority, Revenue
Obligations (Santee Cooper))	5.13	6/1/37	4,800,000	[a,b]	5,059,104
South Carolina Public Service
Authority, Revenue Obligations
(Santee Cooper)	5.50	1/1/38	3,000,000		3,338,730
Tobacco Settlement Revenue
Management Authority of South
Carolina, Tobacco Settlement
Asset-Backed Bonds
(Escrowed to Maturity)	6.38	5/15/30	3,750,000		4,909,650

The Fund 13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Tennessee—1.1%
JPMorgan Chase Putters/Drivers
Trust (Series 4416) Non-recourse
(Metropolitan Government of
Nashville and Davidson County,
Water and Sewer Revenue)	5.00	7/1/21	2,000,000	[a,b]	2,181,520
Texas—13.4%
Barclays Capital Municipal Trust
Receipts (Series 39 W) Recourse
(Texas A&M University System
Board of Regents, Financing
System Revenue)	5.00	5/15/39	5,000,000	[a,b,c]	5,476,500
Houston,
Airport System Subordinate
Lien Revenue	5.00	7/1/25	1,300,000		1,431,742
JPMorgan Chase Putters/Drivers
Trust (Series 4356) Non-recourse
(San Antonio, Electric and Gas
Systems Junior Lien Revenue)	5.00	2/1/21	6,300,000	[a,b]	6,737,976
La Vernia Higher Education Finance
Corporation, Education
Revenue (Knowledge is
Power Program, Inc.)	6.25	8/15/39	2,250,000	[c]	2,479,162
Lubbock Educational Facilities
Authority, Improvement Revenue
(Lubbock Christian University)	5.25	11/1/37	1,500,000	[c]	1,528,830
North Texas Education Finance
Corporation, Education Revenue
(Uplift Education)	5.13	12/1/42	2,000,000	[c]	2,023,880
North Texas Tollway Authority,
First Tier System Revenue
(Insured; Assured Guaranty Corp.)	5.75	1/1/40	1,685,000		1,870,535
North Texas Tollway Authority,
Second Tier System Revenue	5.75	1/1/38	4,000,000		4,306,920
Virginia—.9%
Washington County Industrial
Development Authority, HR
(Mountain States Health Alliance)	7.25	7/1/19	1,555,000		1,715,927

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Washington—4.5%
Barclays Capital Municipal Trust
Receipts (Series 27 B) Recourse
(King County, Sewer Revenue)	5.00	1/1/29	2,999,037	[a,b]	3,330,987
Washington Health Care Facilities
Authority, Mortgage Revenue
(Highline Medical Center)
(Collateralized; FHA)
(Prerefunded)	6.25	8/1/18	2,990,000	[d]	3,619,036
Washington Health Care Facilities
Authority, Revenue (Catholic
Health Initiatives)	6.38	10/1/36	1,500,000		1,710,945
West Virginia—.5%
The County Commission of Harrison
County, SWDR (Allegheny Energy
Supply Company, LLC Harrison
Station Project)	5.50	10/15/37	1,000,000		1,007,150
Wyoming—1.1%
Wyoming Municipal Power Agency,
Power Supply System Revenue	5.50	1/1/38	2,000,000		2,192,000
U.S. Related—8.5%
Guam,
LOR (Section 30)	5.75	12/1/34	1,500,000		1,591,605
Puerto Rico Aqueduct and Sewer
Authority, Senior Lien Revenue	5.13	7/1/37	1,550,000		1,042,855
Puerto Rico Commonwealth,
Public Improvement GO	5.50	7/1/32	1,000,000		763,610
Puerto Rico Commonwealth,
Public Improvement GO	6.00	7/1/39	1,300,000		1,010,438
Puerto Rico Commonwealth,
Public Improvement GO	6.50	7/1/40	1,000,000		819,500
Puerto Rico Electric Power
Authority, Power Revenue	5.00	7/1/37	1,945,000		1,159,881
Puerto Rico Electric Power
Authority, Power Revenue	5.50	7/1/38	5,400,000		3,246,642
Puerto Rico Electric Power
Authority, Power Revenue	5.25	7/1/40	1,500,000		899,730

The Fund 15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
U.S. Related (continued)
Puerto Rico Electric Power
Authority, Power Revenue	5.00	7/1/42	950,000	567,093
Puerto Rico Sales Tax Financing
Corporation, Sales Tax Revenue
(First Subordinate Series)	5.38	8/1/39	1,000,000	766,880
Puerto Rico Sales Tax Financing
Corporation, Sales Tax Revenue
(First Subordinate Series)	6.00	8/1/42	5,500,000	4,519,405

Total Investments (cost $275,120,622)			150.4%	291,021,483
Liabilities, Less Cash and Receivables			(24.6%)	(47,583,501)
Preferred Stock, at redemption value			(25.8%)	(50,000,000)
Net Assets Applicable to Common Shareholders			100.0%	193,437,982

a Collateral for floating rate borrowings.
b Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At March 31, 2014, these securities were valued at $111,944,794 or 57.9% of net assets applicable to Common Shareholders.
c At March 31, 2014, the fund had $54,964,316 or 28.4% of net assets applicable to Common Shareholders invested in securities whose payment of principal and interest is dependent upon revenues generated from education.
d This security is prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Education	28.4	Industrial	2.3
Utility-Electric	23.9	Pollution Control	2.0
Transportation Services	22.6	Resource Recovery	2.0
Utility-Water and Sewer	17.2	City	1.3
Special Tax	15.5	Asset-Backed	1.1
Health Care	14.6	Other	9.8
State/Territory	5.3
Prerefunded	4.4		150.4

† Based on net assets applicable to Common Shareholders.

Summary of Abbreviations

ABAG	Association of Bay Area	ACA	American Capital Access
Governments
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond	ARRN	Adjustable Rate
	Assurance Corporation		Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse
Tax-Exempt Receipts
EDR	Economic Development	EIR	Environmental Improvement
	Revenue		Revenue
FGIC	Financial Guaranty	FHA	Federal Housing
	Insurance Company		Administration
FHLB	Federal Home	FHLMC	Federal Home Loan Mortgage
	Loan Bank		Corporation
FNMA	Federal National	GAN	Grant Anticipation Notes
Mortgage Association
GIC	Guaranteed Investment	GNMA	Government National Mortgage
	Contract		Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development	LIFERS	Long Inverse Floating
	Revenue		Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MERLOTS	Municipal Exempt Receipts
Liquidity Option Tender
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
P-FLOATS	Puttable Floating Option	PUTTERS	Puttable Tax-Exempt Receipts
Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RIB	Residual Interest Bonds
ROCS	Reset Options Certificates	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York	SPEARS	Short Puttable Exempt
	Mortgage Agency		Adjustable Receipts
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes
XLCA	XL Capital Assurance

See notes to financial statements.

The Fund 17

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2014 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	275,120,622	291,021,483
Interest receivable		4,695,367
Prepaid expenses		19,629
		295,736,479
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(b)		154,819
Cash overdraft due to Custodian		441,803
Payable for floating rate notes issued—Note 3		51,492,096
Interest and expense payable related to
floating rate notes issued—Note 3		83,688
Commissions payable—Note 1		9,243
Dividends payable to Preferred Shareholders		985
Accrued expenses		115,863
		52,298,497
Auction Preferred Stock, Series A and B, par value $.001
per share (2,000 shares issued and outstanding at $25,000
per share liquidation preference)—Note 1		50,000,000
Net Assets applicable to Common Shareholders ($)		193,437,982
Composition of Net Assets ($):
Common Stock, par value, $.001 per share
(20,714,750 shares issued and outstanding)		20,715
Paid-in capital		181,660,083
Accumulated undistributed investment income—net		3,224,142
Accumulated net realized gain (loss) on investments		(7,367,819)
Accumulated net unrealized appreciation
(depreciation) on investments		15,900,861
Net Assets applicable to Common Shareholders ($)		193,437,982
Shares Outstanding
(110 million shares authorized)		20,714,750
Net Asset Value, per share of Common Stock ($)		9.34

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended March 31, 2014 (Unaudited)

Investment Income ($):
Interest Income	7,476,053
Expenses:
Management fee—Note 2(a)	855,828
Interest and expense related to floating rate notes issued—Note 3	135,102
Professional fees	72,127
Commission fees—Note 1	50,318
Directors’ fees and expenses—Note 2(c)	29,447
Shareholders’ reports	14,552
Shareholder servicing costs	14,478
Custodian fees—Note 2(b)	8,757
Registration fees	8,333
Miscellaneous	38,397
Total Expenses	1,227,339
Investment Income—Net	6,248,714
Realized and Unrealized Gain (Loss) on Investments—Note 3 ($):
Net realized gain (loss) on investments	(1,055,895)
Net unrealized appreciation (depreciation) on investments	8,293,750
Net Realized and Unrealized Gain (Loss) on Investments	7,237,855
Dividends to Preferred Shareholders	(29,927)
Net Increase in Net Assets Applicable to
Common Shareholders Resulting from Operations	13,456,642

See notes to financial statements.

The Fund 19

STATEMENT OF CASH FLOWS
Six Months Ended March 31, 2014 (Unaudited)

Cash Flows from Operating Activities ($):
Interest received	7,726,179
Operating expenses paid	(1,134,080)
Dividends paid to Preferred Shareholders	(29,946)
Purchases of portfolio securities	(12,927,023)
Net sales of short-term portfolio securities	5,900,000
Proceeds from sales of portfolio securities	12,980,706
Net Cash Provided by Operating Activities		12,515,836
Cash Flows from Financing Activities ($):
Net proceeds from floating rate notes issued	7,875,000
Dividends paid to Common Shareholders	(6,525,146)
Redemptions of Auction Preferred Stock	(14,300,000)
Interest and expense related to
floating rate notes issued paid	(130,632)
Net Cash Used in Financing Activities		(13,080,778)
Decrease in cash		(564,942)
Cash at beginning of period		123,139
Cash overdraft at end of period		(441,803)
Reconciliation of Net Increase in Net Assets Applicable to
Common Shareholders Resulting from Operations to
Net Cash Provided by Operating Activities ($):
Net Increase in Net Assets Applicable to Common
Shareholders Resulting From Operations		13,456,642
Adjustments to reconcile net increase in net assets applicable to Common Shareholders resulting from operations to
net cash provided by operating activities ($):
Decrease in investments in securities, at cost		7,970,664
Decrease in payable for investment securities purchased		(961,086)
Increase in interest receivable		(15,996)
Decrease in commissions payable and accrued expenses		(27,660)
Increase in prepaid expenses		(12,281)
Decrease in Due to The Dreyfus Corporation and affiliates		(1,902)
Decrease in dividends payable to Preferred Shareholders		(19)
Interest and expense related to floating rate notes issued		135,102
Net unrealized appreciation on investments		(8,293,750)
Net amortization of premiums on investments		266,122
Net Cash Provided by Operating Activities		12,515,836
Supplemental disclosure of cash flow information ($):
Non-cash financing activities:
Reinvestment of dividends		—

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2014	Year Ended
	(Unaudited)	September 30, 2013
Operations ($):
Investment income—net	6,248,714	12,089,685
Net realized gain (loss) on investments	(1,055,895)	(1,139,569)
Net unrealized appreciation
(depreciation) on investments	8,293,750	(27,402,547)
Dividends to Preferred Shareholders	(29,927)	(145,404)
Net Increase (Decrease) in Net Assets
Applicable to Common Shareholders
Resulting from Operations	13,456,642	(16,597,835)
Dividends to Common Shareholders from ($)
Investment income—net	(6,525,146)	(13,041,683)
Capital Stock Transactions ($):
Dividends reinvested	—	386,169
Total Increase (Decrease) in Net Assets
Applicable to Common Shareholders	6,931,496	(29,253,349)
Net Assets Applicable to
Common Shareholders ($):
Beginning of Period	186,506,486	215,759,835
End of Period	193,437,982	186,506,486
Undistributed investment income—net	3,224,142	3,530,501
Capital Share Transactions (Common Shares):
Increase in Common Shares Outstanding
as a Result of Dividends Reinvested	—	37,041

See notes to financial statements.

The Fund 21

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements, and with respect to common stock, market price data for the fund’s common shares.

Six Months Ended
	March 31, 2014		Year Ended September 30,
	(Unaudited)	2013	2012	2011	2010	2009
Per Share Data ($):
Net asset value,
beginning of period	9.00	10.43	9.44	9.67	9.37	8.43
Investment Operations:
Investment income—net[a]	.30	.58	.62	.66	.65	.66
Net realized and unrealized
gain (loss) on investments	.36	(1.37)	1.01	(.26)	.23	.83
Dividends to Preferred
Shareholders from
investment income—net	(.00)[b]	(.01)	(.01)	(.01)	(.02)	(.06)
Total from
Investment Operations	.66	(.80)	1.62	.39	.86	1.43
Distributions to
Common Shareholders:
Dividends from
investment income—net	(.32)	(.63)	(.63)	(.62)	(.56)	(.49)
Net asset value, end of period	9.34	9.00	10.43	9.44	9.67	9.37
Market value, end of period	9.02	8.67	11.14	9.55	9.95	8.62
Total Return (%)[c]	7.85 [d]	(17.00)	24.26	2.85	22.72	30.87

Six Months Ended
March 31, 2014				Year Ended September 30,
(Unaudited)			2013	2012	2011	2010	2009
Ratios/Supplemental Data (%):
Ratio of expenses to average
net assets applicable to
Common Stock[e]	1.31	[f]	1.27	1.26	1.29	1.35	1.41
Ratio of interest and expense
related to floating rate notes
issued to average net assets
applicable to Common Stock[e]	.14	[f]	.10	.09	.09	.08	—
Ratio of net investment income
to average net assets applicable
to Common Stock[e]	6.67	[f]	5.83	6.27	7.33	7.03	7.98
Ratio of expenses to
total average net assets	1.00	[f]	.93	.93	.92	.92	.89
Ratio of interest and expense
related to floating rate notes
issued to total average net assets	.11	[f]	.07	.07	.06	.05	—
Ratio of net investment income
to total average net assets	5.11	[f]	4.30	4.59	5.21	4.80	5.04
Portfolio Turnover Rate	5.04	[d]	18.89	18.69	22.73	18.26	23.36
Asset Coverage of Preferred Stock,
end of period	487		390	388	360	366	293
Net Assets applicable to
Common Shareholders,
end of period ($ x 1,000)	193,438		186,506	215,760	194,785	199,200	193,029
Preferred Stock Outstanding,
end of period ($ x 1,000)	50,000		64,300	75,000	75,000	75,000	100,000
Floating Rate Notes outstanding,
end of period ($ x 1,000)	51,492		43,617	26,495	26,495	25,000	—

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Calculated based on market value.
d	Not annualized.
e	Does not reflect the effect of dividends to Preferred Stockholders.
f	Annualized.

See notes to financial statements.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Municipal Income, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified closed-end management investment company. The fund’s investment objective is to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. The fund’s Common Stock trades on the New York Stock Exchange Amex (the “NYSE”) under the ticker symbol DMF.

The fund has outstanding 1,000 shares each of Series A and Series B Auction Preferred Stock (“APS”), with a liquidation preference of $25,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation). APS dividend rates are determined pursuant to periodic auctions or by reference to a market rate. Deutsche Bank Trust Company America, as Auction Agent, receives a fee from the fund for its services in connection with such auctions.The fund also compensates broker-dealers generally at an annual rate of .15%-.25% of the purchase price of the shares of APS.

The fund is subject to certain restrictions relating to the APS. Failure to comply with these restrictions could preclude the fund from declaring any distributions to shareholders of Common Stock (“Common Shareholders”) or repurchasing common shares and/or could trigger the mandatory redemption of APS at liquidation value.Thus, redemptions of APS may be deemed to be outside of the control of the fund.

The holders of the APS, voting as a separate class, have the right to elect at least two directors. The holders of the APS will vote as a separate class on certain other matters, as required by law.At a meeting held on February 27, 2014, the fund’s Board of Directors (the “Board”) designated Nathan Leventhal and Benaree Pratt Wiley as directors to be elected by the holders of APS.

On February 21, 2013, the Board authorized the fund to redeem up to 25% of the original amount of the fund’s outstanding APS, subject to market, regulatory and other conditions and factors, over a period of up to approximately twelve months.

During the period ended March 31, 2014, the fund redeemed the following APS at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date.

	Shares	Amount	Redemption
Series	Redeemed	Redeemed ($)	Date
A	286	7,150,000	January 2, 2014
B	286	7,150,000	January 3, 2014
Total	572	14,300,000

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the

Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of the following: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All of the preceding securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized as Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The following is a summary of the inputs used as of March 31, 2014 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Municipal Bonds†	—	291,021,483	—	291,021,483
Liabilities ($)
Floating Rate Notes††	—	(51,492,096)	—	(51,492,096)

†	See Statement of Investments for additional detailed categorizations.
††	Certain of the fund’s liabilities are held at carrying amount, which approximates fair value for financial reporting purposes.

At March 31, 2014, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

(c) Dividend to Common Shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

For Common Shareholders who elect to receive their distributions in additional shares of the fund, unless such Common Shareholder elects to receive cash as provided below, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price). If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price or if a cash dividend only is declared, Computershare Shareowner Services LLC (“Computershare”), the fund’s transfer agent, will buy fund shares in the open market.

On March 28, 2014, the Board declared a cash dividend of $.0525 per share from investment income-net, payable on April 30, 2014 to Common Shareholders of record as of the close of business on April 11, 2014.

(d) Dividends to shareholders of APS: Dividends, which are cumulative, are generally reset every 7 days for each Series of APS pursuant to a process specified in related fund charter documents. Dividend rates, as of March 31, 2014, for each Series of APS were as follows: Series A–0.098% and Series B–0.213%.These rates reflect the “maximum rates” under the governing instruments as a result of “failed auctions” in which sufficient clearing bids are not received.The average dividend rates for the period ended March 31, 2014 for each Series of APS were as follows: Series A–0.10% and Series B–0.11%.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2014, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes

The Fund 29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended March 31, 2014, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended September 30, 2013 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The fund has an unused capital loss carryover of $6,455,046 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to September 30, 2013. If not applied, $298,941 of the carryover expires in fiscal year 2016, $1,246,519 expires in fiscal year 2017 and $2,354,251 expires in fiscal year 2018. The fund has $2,252,914 of post-enactment short-term capital losses and $302,421 of post-enactment long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2013 was as follows: tax-exempt income $13,170,397 and ordinary income $16,690.The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with the Manager, the management fee is computed at the annual rate of .70% of the value of the fund’s average weekly net assets, inclusive of the outstanding APS, and is payable monthly.The Agreement provides that if in any full fiscal year the aggregate expenses of the fund (excluding taxes, interest on borrowings, brokerage fees and extraordinary expenses) exceed the expense limitation of any state having jurisdiction over the fund, the fund may deduct from payments to be made to the Manager, or the Manager will bear, the amount of such excess to the extent required by state law. During the period ended March 31, 2014, there was no expense reimbursement pursuant to the Agreement.

(b) The fund compensates The Bank of New York Mellon, a wholly-owned subsidiary of the Manager, under a custody agreement for providing custodial services for the fund.These fees are determined based on net assets, geographic region and transaction activity. During the period ended March 31, 2014, the fund was charged $8,757 pursuant to the custody agreement.

The fund has an arrangement with the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

During the period ended March 31, 2014, the fund was charged $4,547 for services performed by the Chief Compliance Officer and his staff.

The Fund 31

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $144,579, custodian fees $7,955 and Chief Compliance Officer fees $2,285.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 3—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2014, amounted to $11,965,938 and $20,855,706, respectively.

Inverse Floater Securities: The fund participates in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds are transferred to a trust (the “Trust”). The Trust typically issues two variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One of these variable rate securities pay interest based on a short-term floating rate set by a remarketing agent at predetermined intervals (“Trust Certificates”). A residual interest tax-exempt security is also created by the Trust, which is transferred to the fund, and is paid interest based on the remaining cash flow of the Trust, after payment of interest on the other securities and various expenses of the Trust.An inverse floater security may also be collapsed without the consent of the fund due to certain termination events such as bankruptcy, default or other credit event.

The fund accounts for the transfer of bonds to the Trust as secured borrowings, with the securities transferred remaining in the fund’s investments, and the related floating rate certificate securities reflected as fund liabilities in the Statement of Assets and Liabilities.

The fund may invest in inverse floater securities on either a non-recourse or recourse basis.These securities are typically supported by a liquidity facility provided by a bank or other financial institution (the

“Liquidity Provider”) that allows the holders of the Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to a termination event. When the fund invests in inverse floater securities on a non-recourse basis, the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event to the holders of Trust Certificates.When this occurs, the Liquidity Provider typically liquidates all or a portion of the municipal securities held in the Trust.A liquidation shortfall occurs if the Trust Certificates exceed the proceeds of the sale of the bonds in the Trust (“Liquidation Shortfall”). When a fund invests in inverse floater securities on a recourse basis, the fund typically enters into a reimbursement agreement with the Liquidity Provider where the fund is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, the fund investing in a recourse inverse floater security bears the risk of loss with respect to any Liquidation Shortfall.

The average amount of borrowings outstanding under the inverse floater structure during the period ended March 31, 2014 was approximately $50,346,300 with a related weighted average annualized interest rate of .54%.

At March 31, 2014, accumulated net unrealized appreciation on investments was $15,900,861, consisting of $22,294,333 gross unrealized appreciation and $6,393,472 gross unrealized depreciation.

At March 31, 2014, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Fund 33

NOTES

The Fund 35

NOTES

OFFICERS AND DIRECTORS
Dreyfus Municipal Income, Inc.

200 Park Avenue
New York, NY 10166

The fund’s net asset value per share appears in the following publications: Barron’s, Closed-End Bond Funds section under the heading “Municipal Bond Funds” every Monday; andWall Street Journal, Mutual Funds section under the heading
“Closed-End Funds” every Monday.

Notice is hereby given in accordance with Section 23(c) of the Act, that the fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.

The Fund 37

For More Information

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

Item 2.       Code of Ethics.

                  Not applicable.

Item 3.       Audit Committee Financial Expert.

                  Not applicable.

Item 4.       Principal Accountant Fees and Services.

                  Not applicable.

Item 5.       Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.       Investments.

(a)              Not applicable.

Item 7.       Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                  Not applicable.

Item 8.       Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.       Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                  Not applicable.  [CLOSED END FUNDS ONLY]

Item 10.     Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.     Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.     Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Municipal Income, Inc.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak President
Date:	May 22, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak President
Date:	May 22, 2014

By: /s/ James Windels
James Windels, Treasurer
Date:	May 22, 2014

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)